Exhibit 10.1

EXECUTION COPY

CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT AGREEMENT NO. 6

DATED: 20th July 2018 (“Amendment Effective Date”)

PARTIES

(1)                                 ADAPTIMMUNE LIMITED a company incorporated in the United Kingdom under number 06456741 whose registered office is at 91 Milton Park, Abingdon, Oxon OX14 4RY, United Kingdom (“Adaptimmune”); and

(2)                                 GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LTD whose registered office is at 980 Great West Road, Middlesex, TS8 9GS, United Kingdom (“GSK”).

BACKGROUND

(A)                               GSK and Adaptimmune entered into a Collaboration and Licence Agreement with effective date of May 30, 2014, which was amended by Amendment Agreement No 1 (with Amendment Effective date of 08 May 2015) and Amendment Agreement No. 2 (with Amendment Effective date of 02 February 2016), Amendment Agreement No. 3 (with Amendment Effective date of 29 September 2016), Amendment Agreement No. 4 dated 11 November 2016 and Amendment Agreement No. 5 (with Amendment Effective date of 7 September 2017) (the “Collaboration Agreement”).

(B)                               GSK and Adaptimmune now want to amend the Collaboration Agreement in accordance with Section 16.8 of the Collaboration Agreement, as set out in this sixth Amendment Agreement.

1.                                      DEFINITIONS

1.1                               In this Amendment Agreement words and expressions shall have the same meaning as set out in the Collaboration Agreement save as explicitly provided otherwise in this section 1.1 or elsewhere in this Amendment Agreement:

Amendment Agreement	Shall mean this amendment agreement.
Amendment Effective Date	Shall mean the date set out above.

1.2                               In this Amendment Agreement:

1.2.1                                        References to sections and clauses are to sections and clauses of this Amendment Agreement unless otherwise provided;

1.2.2                                        Headings are used for convenience only and do not affect interpretation of the terms;

1.2.3                                        (a) the word “including” shall be deemed to be followed by the phrase “without limitation” or like expression; (b) the singular shall include the plural and vice versa; and (c) masculine, feminine and neuter pronouns and expressions shall be interchangeable; and

1.2.4                                        References to a statutory provision include references to the statutory provision as modified or re-enacted or both from time to time and to any subordinate legislation made under the statutory provision.

2.                                      EFFECT OF AMENDMENTS

2.1                               The amendments set out in section 3 below shall come into effect on the Amendment Effective Date and shall amend the Collaboration Agreement as from the Amendment Effective Date.

2.2                               Save as explicitly amended by this Amendment Agreement, the Collaboration Agreement will continue in full force and effect in accordance with the terms set forth therein.  In the event of a conflict of terms between this Amendment Agreement and the Collaboration Agreement, the terms of this Amendment Agreement shall control.

3.                                      AMENDMENTS

3.1                               The definition of the Anticipated Transition Date shall be deleted and replaced with the following definition:

““Anticipated Transition Date” shall mean 20 July 2018.”

3.2                               The Transition Plan will be amended as set out in Exhibit 1 to this Agreement.

3.3                               Schedule 2 to the Collaboration Agreement will be amended and further clarified as set out in Exhibit 2 to this Agreement.

3.4                               In addition to any communication of information required under the Collaboration Agreement, GSK agrees to provide the following information to Adaptimmune on the terms set forth below.

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3.4.1                                        The following items would be provided as soon as possible after GSK becomes aware of such items and in any event within 48 hours of awareness:

(a)              [***];

(b)              [***]; and

(c)               [***].

In relation to communications provided under clause 3.4.1 above, Adaptimmune anticipates a potential need to make a press release or other announcement in accordance with applicable laws including stock exchange rules and regulations. Adaptimmune will assess such requirement on provision of the information (and in any case within 24 hours after receipt) and if determined by legal counsel that a press release or announcement is required due to the materiality of the information provided, Adaptimmune will work with GSK to agree the form and contents of such release. [***]. Depending on the materiality of the information, the press release may need to be reviewed and agreed very quickly and the Parties agree to work together to enable such release to occur within required timelines.  GSK will have final approval on the form and content of the data in the release.

3.4.2                                        Except as provided below in this clause 3.4.2, the following items would only be communicated at GSK’s discretion:

(a)              [***];

(b)              [***]

(c)               [***]; and

(d)              [***],

Provided that where any of the foregoing items in Section 3.4.2(a) — (d) are going to be publicly disclosed by GSK either directly through a press release or the like, or indirectly by complying with applicable laws and regulations (e.g. an update to clinicaltrials.gov), GSK will use reasonable efforts to inform Adaptimmune at least 48 hours prior to any such public disclosure. All such communications under this clause 3.4.2 shall be provided to Adaptimmune for information purposes only and Adaptimmune will hold such information as Confidential Information of GSK; provided, that in the event that Adaptimmune believes it is required under applicable laws to disclose any of the items in Section 3.4.2(a) — (d), then the principles set forth above in Section 3.4.1 regarding such releases shall apply mutatis mutandis to disclosures

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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under this Section 3.4.2.

4.                                      GENERAL

4.1                               This Amendment Agreement is governed by and shall be construed in accordance with English law.

4.2                               This Amendment Agreement together with the Collaboration Agreement (incorporating all schedules and exhibits) constitutes the entire agreement between the parties relating to its subject matter. Each party acknowledges that it has not entered into this Amendment Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Amendment Agreement or the Collaboration Agreement (as amended). Each party waives any claim for breach of this Amendment Agreement, or any right to rescind this Amendment Agreement in respect of, any representation which is not an express provision of this Amendment Agreement together with the Collaboration Agreement (as amended). Nothing in this clause excludes any liability which either party may have to the other (or any right which either party may have to rescind this Amendment Agreement) in respect of any fraudulent misrepresentation or fraudulent concealment prior to the execution of this Amendment Agreement.

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The parties agree to enter into, and be bound by, this Amendment Agreement by their duly authorised representatives as of the Amendment Effective Date.

SIGNED for and on behalf of ADAPTIMMUNE LIMITED:

/s/ H.K. Tayton-Martin	(signature)

Chief Business Officer	(position)

H.K. Tayton-Martin	(name)

SIGNED for and on behalf of GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED:

	(signature)		(signature)

Authorised Signatory		Authorised Signatory
For and on behalf of		For and on behalf of
Edinburgh Pharmaceutical Industries Limited		Glaxo Group Limited
The Corporate Director	(position)	The Corporate Director	(position)

	(name)		(name)

Amendment Agreement No. 6 Signature Page

Exhibit 1 — Amendments to Transition Plan

The following amendments will be made to the Transition Plan:

Provision or term being amended	Amendment
Multiple provisions

To the extent not already completed as at the Amendment Effective Date, all actions or deliverables required for delivery by [***] will be required by Anticipated Transition Date unless another date is set out in this Amendment Agreement or the parties mutually agree otherwise.

Paragraph 3.1.2. of the Transition Plan ([***], patient numbers)	An additional bullet point will be added to paragraph 3.1.2 as follows: “[***].”

Paragraph 3.1.2 of the Transition Plan ([***], amendment 1)	[***]. An additional bullet point will be added to paragraph 3.1.2 as follows: “[***].”

Paragraph 3.1.3 of the Transition Plan ([***], patient numbers)

[***] patients have been enrolled in to the MRCLS study. The second bullet point will be amended to read as follows: “Adaptimmune will continue to manage and conduct study up to Transition Date including enrolment of [***] patients. [***].”

Paragraph 3.1.7 of the Transition Plan ([***])	[***]

Paragraph 3.1.9 of the Transition Plan (ADP-0000-002 LTFU protocol)	[***]. GSK will manage and conduct the LTFU Protocol at these sites from the Transition Date and [***].

Paragraph 3.1.5 of the Transition Plan ([***] ADP-0011-008, Multiple myeloma combination study)	An additional bullet point will be added as follows: “[***].”

Paragraph 3.1.5 of the Transition Plan (ADP-	As of the Amendment Effective Date, there is

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Amendment Agreement No. 6 Exhibit 1

0011-008, Multiple myeloma combination study)	[***].

Paragraph 3.1.10 of the Transition Plan ([***])

Transfer of Study conduct for each site that participates in an ongoing NY-ESO study will require site contracts to be fully negotiated as of Anticipated Transition Date rather than [***] as currently provided. [***].

Paragraph 3.1.11 of Transition Plan ([***])	An additional bullet will be added as follows: “[***].”

Paragraph 5.3 of Transition Plan (CSRs)	For clarity, GSK will also be responsible for reporting obligations for ADP-01411 protocol in relation to long term follow-up of patients. For clarity, the [***].

Paragraph 8.4 of the Transition Plan ([***])	The following will be added to provisions relating to [***].

Paragraph 9.4 of Transition Plan ([***])	The following shall be added to the transfer activity relating to CDISC datasets and shall amend previous provisions where applicable: “[***].”

Paragraph 8 of Transition Plan (Database transfer)	The following additional paragraph shall be added: “[***].”

Paragraph 10 of the Transition Plan (Transfer of HBS Samples)	A new paragraph 10.1.5 shall be added as follows and paragraph 10.2 shall be amended accordingly: [***]

Paragraph 11 of the Transition Plan (publications)

The following additional publications will be added to paragraph 11.1 and GSK and Adaptimmune will work together to agree and progress the publications being submitted or published after the Transition Date.

[***]

In order for Adaptimmune to support publication of certain of the above publications after

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Amendment Agreement No. 6 Exhibit 1

Transition Date, the parties shall work together to ensure provision of required datasets. Exhibit 1B sets out a process for agreeing provision of any additional datasets, should such be required to support the publications.

[***]

Paragraph 12.2 of Transition Plan ([***])	[***]

Paragraph 12.3 ([***])	[***]

Paragraph 13.1.1 of Transition Plan ([***])	Paragraph 13.1.1 shall be amended to reflect the following: [***]

Paragraph 13.1.4 of the Transition Plan ([***])	[***]

Paragraph 13 of the Transition Plan ([***])	A new paragraph 13.1.5 will be added as follows: “[***].”

Exhibit A1 (Biomarkers, PGx)	[***]

Exhibit A1 (BRs)	[***]

New Provision ([***])	[***]

New Provision ([***])	[***]

New Provision ([***])	[***]

New Provision ([***])	[***]

New Provision ([***])	[***]

New Provision ([***])	An additional paragraph will be added to the Transition Plan as follows: “[***].”

New Provision ([***])	[***]

New Provision ([***])	In anticipation of the Transition Date, [***].

Preclinical data transfer	[***]

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Amendment Agreement No. 6 Exhibit 1

File Transfer	[***]

New Provision (sharing of safety information)	Following the Transition Date, the sharing of safety data between ADP and GSK will be governed by the separate Letter of Understanding executed between the parties prior to the Transition Date.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amendment Agreement No. 6 Exhibit 1

Exhibit 1A — Inventory of Manufactured Patient Product

Amendment Agreement No. 6 Exhibit 2

THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amendment Agreement No. 6 Exhibit 2

Exhibit 1B — Required datasets

THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

[***]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amendment Agreement No. 6 Exhibit 2

EXHIBIT 2 — SCHEDULE 2 clarifications

Schedule 2 shall be amended and clarified as follows. Save as provided explicitly below existing milestones and payments under Schedule 2 shall remain as previously provided.

In addition to the milestones set out currently in Schedule 2 or by way of further clarification to certain of those milestones (such modifications or clarification italicised below):

•                  As of the Transition Date, GSK will pay to Adaptimmune a milestone equivalent to [***].

•                  As of the Transition Date, GSK will pay to Adaptimmune a milestone equivalent to [***].

•                  As of the Transition Date, GSK will pay to Adaptimmune the amount of [***].

•                  As of the Transition Date, GSK will pay an amount of [***].

•                  Any further planned [***] activities would be set out in the Transition Plan. Further or additional activities, if any, at [***] would be agreed by the JSC. [***].

•                  In accordance with the [***].

•                  To the extent that Adaptimmune is [***].

•                      Where [***].

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Amendment Agreement No. 6 Exhibit 2